PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL 1 Investor Presentation Exhibit 99.1

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Safe Harbor Statement
This presentation may contain statements that are not historical facts and are considered “forward-looking” within the meaning of the
Private Securities Litigation Reform Act of 1995.  These forward-looking statements are identified by their use of the terms: “expect(s),”
“intend(s),” “may,” “plan(s),” “should,” “could,” “will,” “believe(s),” “anticipate(s),” “estimate(s),” or similar terms. Oracle Healthcare
Acquisition Corp. (“Oracle” or the “Company”), Precision Therapeutics, Inc. (“PTI”) or their respective representatives may also make similar forward-looking statements from time to time orally or in writing.  You are cautioned that these forward-looking statements are subject to a number of risks, uncertainties, or other factors that may cause (and in some cases have caused) actual results to differ materially from those described in the forward-looking statements.  These risks and uncertainties include, but are not limited to, the following: the risk that the merger transaction described in this presentation may not be consummated in a timely manner, if at all; the inability to obtain the required vote for approval of the Company’s stockholders in order to consummate the merger; the outcome of any legal proceeding instituted against the Company and/or others in connection with the proposed merger; the failure of the conditions to the consummation of the merger to be satisfied; the termination of the merger agreement prior to the consummation of the merger; the businesses of the Company or PTI suffering as a result of uncertainty surrounding the merger, including, but not limited to, potential difficulties in employee retention, adverse effects on client or customer relationships and disruption of current plans or operations, or, if the merger agreement is terminated or the merger otherwise fails to occur, the uncertainties associated with any anticipated, potential or actual subsequent transaction involving the Company or any liquidation of the Company; the diversion of the attention of the Company’s and/or PTI’s management from ongoing business operations; the enactment or imposition of future regulatory or legislative actions that adversely affect the Company, PTI or any industry or jurisdiction in which any of them operates its business; the adverse effects of other economic, business and/or competitive factors; and other risks detailed in the Company’s current filings with the Securities and Exchange
Commission, including, without limitation, its most recent filings on Form 10-K or Form 10-Q, which discuss these and other important risk
factors concerning the Company’s operations.   These factors may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement.  Oracle and PTI operate in continually changing business environments and new factors emerge from time to time. The Company cannot predict such factors nor can it assess the impact, if any, of such factors on its or PTI’s financial position or their respective results of operations or whether or when the merger will be consummated.
Accordingly, forward-looking statements should not be relied upon as a predictor of actual results.  Many of the factors that will determine the Company’s future results or whether or when the merger will be consummated are beyond its ability to control or predict.  In light of the significant uncertainties inherent in the forward-looking statements contained herein, you should not rely on forward-looking statements.  Additional factors that may affect the future results of Oracle and/or PTI are set forth in the Company’s filings with the
Securities and Exchange Commission, which are available via the Internet at
www.sec.gov.
Neither Oracle, PTI nor any of their
respective representatives undertakes any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise the otherwise.

CONFIDENTIAL

Precision Therapeutics, Inc.
We are a diagnostics services company dedicated to providing physicians, patients, and payors with actionable information to personalize cancer treatment
We do this through
ChemoFx
®,
a proprietary live tumor cell-based platform that
measures an individual patient’s tumor sensitivity and resistance to a range of therapeutic alternatives under consideration by the physician
The Opportunity
Over 1 million cases per year in the U.S. alone are treated with chemotherapy through a “trial and error” based approach
This represents an annually recurring $3 billion U.S. opportunity to Precision for our services

CONFIDENTIAL

Company Highlights
Addresses the critical need for personalized treatment in cancer
Has the technology platform to capture the market
Has established the benefits of the platform
Clinically validated
Prospective Medicare reimbursement for gynecologic cancers
Reproducible, automated and scalable
Successful commercial ramp is accelerating
Substantial cash will enable multiple growth opportunities

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Cancer Treatment is Ambiguous
*Guidelines of the National Comprehensive Cancer Network (NCCN)
Altretamine
Anastrozole
Bevacizumab
Carboplatin
Cisplatin
Cyclophosphamide
Docetaxel
Gemcitabine
Ifosamide
Irinotecan
Letrozole
Liposomal Doxorubicin
Melphalan
Oral Etoposide
Oxaliplatin
Paclitaxel
Tamoxifen
Topotecan
Vinorelbine
And combinations
Cisplatin/Vinorelbine
Cisplatin/Etoposide
Cisplatin/Vinblastine
Bevacizumab (in combo with others)
Cisplatin
Carboplatin
Paclitaxel
Docetaxel
Vinorelbine
Gemcitabine
Etoposide
Irinotecan
Vinblastine
Mitomycin
Ifosfamide
Pemetrexed
Erlotinib
Therapeutic choice is not clear cut in most
primary metastatic and recurrent cancers
Recurrent Ovarian Cancer Treatments
Non-Small Cell Lung Cancer
Treatments

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Critical Need for Personalized Treatment in Cancer
Drug A
Drug B
Drug C
Less than one in four patients respond to any given round of chemotherapy
Response is inconsistent from one patient to another
Two patients with identical health histories and typed the “same”
through standard pathology techniques will respond differently to the same drug
ChemoFx helps physicians select drugs that will work
Precision has the opportunity to impact this market similar to a blockbuster drug

CONFIDENTIAL 7 ChemoFx

Precision Therapeutics®

The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Live Cell Platform
Live patient tumor cells contain all the information and integrate the effects of all Genomics, Genetics, Proteomics and even
unknown factors
Single platform/process applicable across multiple classes of drugs and multiple tumor types
Faster time to market with new products than pharmacogenomic approach with minimal investment
Positions us well to incorporate new technologies and discoveries

CONFIDENTIAL

Right Approach to Capture the Market
We’ve successfully addressed the market needs
Provides information on what drug will work for my patient
Clinically validated
Dependably produces an actionable answer
Applicable to the majority of patients – only requires biopsies

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

Survival Ratio

CONFIDENTIAL

ChemoFx Process
Isolate and Enrich Tumor Cell Population Challenge Cells with Chemotherapy
Control Well
Enumerate Surviving Cells
Treated Well
Sample Response Curve
Interpret Results
0      1      2      3      4      5      6      7      8      9 10
Doses
1.25
1.00
0.75
0.50
0.25
0.00

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

1.25
1.00
0.75
0.50
0.25
0.00
Survival Ratio
0
1
2
3
4
5
6
7
8
9
10
Doses

CONFIDENTIAL 11 Different Patients Respond Differently to Same Drug Multiple Patients’ Response Curves Non-responsive Intermediate Responsive Gemcitabine

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

ChemoFx® Assay Patient Report
SAMPLE
PATIENT INFORMATION
SPECIMEN INFORMATION
TESTING INFORMATION
DOXORUBICIN
TOPOTECAN
GEMCITABINE
DOCETAXEL
CARBOPLATIN
CARBOPLATIN/GEMCITABINE
PACLITAXEL

IN VITRO RESPONSE SUMMARY (Agents are listed according to requested priority within each response class)		
Responsive	Intermediate Response	Non-Responsive
DOXORUBICIN	GEMCITABINE	CARBOPLATIN
TOPOTECAN	DOCETAXEL	CARBOPLATIN/GEMCITABINE
		PACLITAXEL

CONFIDENTIAL 12 Personalized and Actionable Results Straight-forward information for physicians Intuitively understandable by patients

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Gallion
et al; Int
J
Gynecol
Cancer 2006
256 ovarian and peritoneal cancer patients
Approximately 3X longer PFI for patients treated with drugs classified as responsive vs. non-responsive
(p<0.01)
Heinzman, et al;
Pathology 2007
Cell culture process produced average increase in malignant cell population of 37% (p<0.0001)
All 50 specimen resulted in > 60% malignant cells to test (p=0.01)
Ness R.B. et al;
AntiCancer Research
2002
64% patients predicted to have a response achieved a response
100% patients predicted to have no response did not respond
21 specimens
Nickles Fader; ASCO
abstract 2005
84 primary ovarian cancer patients
Platinum sensitive women had nearly 3X longer PFI than patients treated with drugs classified as non-responsive
(p<0.007)
Pattern of Response
(3 papers)
In vitro data was consistent with expected population response rates
276 primary ovarian specimens, 283 ovarian cancer explants and
148 breast specimens
Current Clinical Evidence

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

ChemoFx Result

CONFIDENTIAL

ChemoFx Predicts Patient Response
Patients treated with a drug reported as responsive experienced a median progression-free interval approximately 3 times longer
than patients treated with a drug reported as non-
responsive
Most Current Clinical Evidence
Source: International Journal of Gynecologic Cancer (Jan–Feb 2006)
Ovarian Cancer
n= 135, p< 0.01
Non-responsive
Intermediate
Responsive
0 5 10 15 20 25 30
Progression Free Interval (months)

CONFIDENTIAL

We provide ChemoFx at a list price of $450 per drug or combination
Average invoiced price is approximately $3,300 and rising
Medicare
Prospectively paying for gynecologic cancers upon initial claim submission, since 2Q06
Commercial reimbursement
Over 425 private payors have paid on a case-by-case basis
Reimbursement: A Success Story

CONFIDENTIAL 16 Market

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Solid tumor cancers treated with chemotherapy in which:
Multiple standards of care exist, or no standard exists
Choice of chemotherapy regimen is not clear- common situation in primary metastatic and recurrent cancers
Broad Market Opportunity
Average over $3,300 billed/test
Ovarian market $250 million
All four >
$3 billion
Annual U.S. Market Opportunity for
Precision
Recurrent
Late-stage
Ovarian Breast Colorectal Lung
$2,000
$1,500
$1,000
$500
$0
ChemoFx has been used
in over 30 different types
of cancer
$250M
$625M
$650M
$1,530M

CONFIDENTIAL 18 Strategy

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Broaden market adoption via direct sales to physicians
Expand market share in tumor types beyond gynecologic cancers
Add new drugs and biologics as they are approved
Establish ChemoFx as standard of care
Continue to grow the number of contracted payors
Leverage platform to develop next generation solutions
Corporate Strategy

Precision Therapeutics®

The Science of Individualizing Cancer Therapy

Billed Tests
Sales Reps

CONFIDENTIAL

Initial sales focus on
gynecologic oncology
Establish presence within
hospitals
Develop relationships with
pathology and operating room
staffs
Expand presence in additional
tumor types by leveraging
process strengths in hospitals
Broaden Market Adoption via Direct Sales
450
400
350
300
250
200
150
100
50
0
20
18
16
14
12
10
8
6
4
2
0
Billed Tests
Sales Reps
450
400
350
300
250
200
150
100
50
0
20
18
16
14
12
10
8
6
4
2
0
Billed Tests
Sales Reps
1Q06 2Q06 3Q06 3Q07 2Q07 1Q07 4Q06
450
400
350
300
250
200
150
100
50
0
20
18
16
14
12
10
8
6
4
2
0
Billed Tests
Sales Reps
Sales Force
Established
400
350
300
250
200
150
100
50
0
20
18
16
14
12
10
8
6
4
2
0
Billed Tests
Sales Reps
1Q06 2Q06 3Q06 3Q07 2Q07 1Q07 4Q06

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Ovarian cancer
prospective trial:
PT-301
Yale University and various other sites
Progression-free survival and response endpoints
Breast cancer
prospective trial:
PT-205
Breast cancer
prospective trial:
PT-302
Breast cancer
prospective trial:
PT-304
Observational study
(The Registry)
Establish as the Standard of Care – Ongoing Trials
US Oncology Research - 34 patients
ChemoFx embedded in clinical trial of new chemotherapy
Show preliminary demonstration of predictive value in breast cancer
NSABP (B-40) - 1200 patients
Neo-adjuvant breast cancer patients, randomized treatment with three chemotherapies and with or without a biologic agent
Tumor response endpoint
U.S. Department of Defense and University of Pittsburgh Cancer
Institute – 224 patients
Ongoing study collecting clinical outcomes on commercial specimens from participating physicians

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

Unknown Primary
Melanoma
CNS Ovarian
Lung Colon
Head and Neck
Endometrial
Breast Etc.

CONFIDENTIAL 22 Additional Chemos Live Cell Platform Targeted Therapies/Biologics Pharmacogenomic Tests Enhance Diagnostic Product Offering >30 Tumor Types

CONFIDENTIAL

Company Uniquely Positioned to be Ideal Development Partner
Platform: Our live cell platform can be a “gold standard” for additional test development because it captures active, cycling tumor cell behavior
People: We have become experts at sourcing tissue out of
facilities
Programs: Company has invested in an Observational Study that is collecting consented patient samples and outcomes on a
portion of our commercial volume

CONFIDENTIAL

Sean McDonald
President and CEO
17 years experience leading
healthcare companies, founder of
Automated Healthcare and Group
President of McKesson Automation
Group
David Heilman
CFO
27 Years of financial experience with
GNC Corp. and First Westinghouse
Capital Corporation
Sharon Kim
V.P., Business Development
17 years in business development
and healthcare consulting at
McKesson and Deloitte Consulting
Michael Gabrin
CTO/CIO
21 years in technology and product
development, Vocollect, Inc.,
Westinghouse
Matthew Marshall
V.P., Sales and Marketing
22 years of sales experience at
McKesson, Automated Healthcare,
HBO & Company
Holly Gallion, M.D.
V.P., Clinical Affairs
24 years in gynecologic oncology at
Magee-Women’s Hospital/University
of Pittsburgh and University of
Kentucky
Perry Dimas
V.P., Payor Relations
10 years of securing reimbursement
for proprietary diagnostic products
including Cytyc and XDx
Alan Wells, M.D., D.M.Sc.
CSO
16 years in Pathology at University of
Pittsburgh and University of Alabama
at Birmingham
Management Team

CONFIDENTIAL

Post-Merger Board of Directors
Joel Adams
PTI Director since 2003
Founder, President and Managing
General Partner of Adams Capital
Management, Inc., a venture capital
Firm
Larry Feinberg
Chairman, Oracle Director since
2005
Founder and Managing General
Partner of Oracle Partners, L.P.;
President of Oracle Investment
Management
Kevin Johnson
PTI and Oracle Director since 2005
Former CEO, President, and
Chairman of DIANON Systems,
Inc.; Chairman of Aureon
Laboratories Inc.; Director of
MDdatacor, Inc.; Advisory board
member of New Leaf Venture
Partners
Richard Kollender
PTI Director since 2006
Partner of Quaker BioVentures;
Commercial operations with
GlaxoSmithKline; C.P.A. and
Member of American and
Pennsylvania Institutes of Certified
Public Accountants
Stan Lapidus
Chairman, PTI Director since 2001
Founder and CEO of Helicos
BioSciences Corporation; Founder
and former President of EXACT
Sciences Corporation and Cytyc
Corporation
Joel Liffmann
President, COO, Oracle Director
since 2005
Principal of Oracle Investment
Management; Member of Oracle
Strategic Capital, LLC
Per Lofberg
Oracle Director since 2005
President and CEO of Merck Capital
Ventures, LLC; Former President and
Chairman of Merck-Medco Managed
Care, LLC; Director of Cytel, Inc.;
Director of Ventiv Health, Inc.; Director
of  PHT, Inc.; Director of ImpactRx, Inc.
Sean McDonald
President, CEO and
PTI Director since 2001
Director of Respironics, Inc.; Founder of
Automated Healthcare and Group
President of McKesson Automation
Group
Ken Weisshaar
PTI Director since 2007
Board member of Orthofix International
N.V.; Former director of Digene
Corporation;  Former COO and Strategy
Advisor for Sensatex, Inc.; Former CFO
of Becton Dickinson & Co.

CONFIDENTIAL 26 Financial Overview

CONFIDENTIAL 27 Attractive Financial Model Significant revenue growth Attractive gross margins Strong operating leverage Low capital investment requirements

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Summary of Historical Financials
Years ended December 31, Nine months ended
September 30,
2006 2007
2004 2005 2006 (unaudited) (unaudited)
(In thousands, except for numbers of tests and per test amounts)
Number of tests billed………………………….. 406 285 483 260 977
Average net revenue per test billed………..
$776 $891 $1,064 $896 $1,672
Net revenues from tests billed………………...
$315 $254 $514 $233 $1,634
Reversals of Medicare claim denials………… 1,234 1,666 332 161 37
Net revenues 1,549 1,920 846 394 1,671
Laboratory Costs………………………... 984 978 1,078 735 1,327
Gross Profit…………………………………….
565 942 (232) (341) 344
Gross Margin……………………………. 36% 49% -27% -87% 21%
Operating expenses:
Sales and marketing…………………….
$307 $376 $1,801 $999 $3,607
Research and development……………. 3,003 2,814 4,682 3,179 3,576
General and administrative…………….. 2,752 2,282 2,452 1,521 2,729
Depreciation……………….…………….. 243 226 171 137 139
Net losses from Operations………………….
$(5,740) $(4,756) $(9,338) $(6,177) $(9,707)

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

100
80
60
40
20
0
9.4
119.2
PTI Projected Revenue ($ Millions)
120
0
38.1
82.4
Projected Financials for PTI
2008 revenue growth based upon sales force expansion
2009 revenue growth based upon gynecologic market penetration and moderate increase in contracted payors
2010-2011 reflect minimal market penetration in additional tumor types
40
30
20
10
0
-10
-20
-30
-40
PTI Projected EBITDA ($ Millions)
40
30
20
10
0
-10
-20
-30
-40
(33.9)
29.4
3.9
(26.0)
2008 2009 2010 2011
133%
CAGR
2011 2010 2009 2008

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

September 30, 2007
Assuming
Maximum
Approval
(1)
Assuming
Minimum
Approval
(2)
(In thousands)
Cash and cash equivalents……………………................ $132,386 $108,987
Working capital…………………………………................ 126,322 102,923
Total assets……………………………………….............. 137,946 114,547
Long-term obligations (less current portion)……………. 3,339 3,339
Total liabilities……………………………………………… 10,834 10,834
Stockholders’ equity………………………………………. 127,112 103,713
Selected Pro Forma Condensed
Combined Balance Sheet Data
(1)
Assumes that no Oracle stockholders convert their shares of Oracle common stock into their pro rata share of the amount held in the trust account.
(2)
Assumes that 19.99% of the issued and outstanding shares of Oracle common stock were voted against the merger and that the holders of such shares of Oracle common stock properly elected to convert such shares of common stock into a pro rata share of the amount held in the trust account.

CONFIDENTIAL

Company Highlights
Addresses the critical need for personalized treatment in cancer
Has the technology platform to capture the market
Has established the benefits of the platform
Clinically validated
Prospective Medicare reimbursement for gynecologic cancers
Reproducible, automated and scalable
Successful commercial ramp is accelerating
Substantial cash will enable multiple growth opportunities

CONFIDENTIAL 32 Appendix

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

OHAC is a special purpose acquisition corporation (SPAC) formed in
September 2005
March 8, 2006: Raised $113.5M (net) in its IPO
–
15M units (1 common share + 1 warrant @ $6.00/share)
–
3.75M common shares and 833,334 warrants held by founders
December 31, 2007: Held $120M in trust
January 25, 2008: Share price: $7.90
Warrant price: $0.37
Unit price: $8.15
PTI is a life sciences company developing and commercializing tests intended to assist physicians individualize cancer therapy
December 3, 2007: OHAC signed merger agreement with PTI, amended on January 24, 2008
Shareholder vote scheduled for March 4, 2008
Oracle
Healthcare
Acquisition
Corporation
(“OHAC”)
Transaction Summary
Precision
Therapeutics
Background
on the
Merger

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Offering Summary
19.0M shares of Oracle common stock issued for all outstanding PTI shares
4.5M shares reserved for issuance upon exercising of outstanding warrants and options
4.25M upon achievement of one of the following after the closing:
Trailing 12 month net revenues of at least $7M from the sale of services or products for use in connection with non-gynecological cancers
Trailing 12 month net revenues of al least $40M from the sale of services or products for any use
Cumulative aggregate net revenues of at least $10M from the sale of services or products for use in connection with non-gynecologic cancers
If market price is less than $7.78 per share 180 days after the closing,
Oracle either issues or reserves up to 6,666,667 shares for issuance
Prior to March 9
Base
Consideration
Milestone
Consideration
Top-up
Closing

Precision Therapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Transaction Terms
Date of Definitive Agreement: December 3, 2007
Market Capitalization: Pro forma capitalization will include:
PTI Transaction Value:
Conditions to Close:
Shareholder approval: less than 20% of Oracle stockholders requesting redemption
Customary closing conditions for transactions of this nature
(1) Current Oracle shares outstanding does not include outstanding warrants
(2) Shares issued to PTI does not include milestone payment of 4.25M shares and top-up consideration of up to 6.67M shares
Current
Oracle
Shares
Outstanding
Shares Issued
for PTI Common
Stock
(2)
Shares
Reserved for
PTI Options
and Warrants
Post Merger Fully-
Diluted
Shares Outstanding
Oracle
Share Price
(1/25/2008)
Post Merger
Market
Capitalization
18,750,000 + 19,000,000 + 4,500,000 = 42,250,000 X $7.90 = $333,775,000
Total Oracle
Shares
Issued /
Reserved
(2)
Oracle Share
Price
(1/25/2008)
Total PTI
Transaction
Equity Value
23,500,000 X $7.90 = $185,650,000
(1)

Precision Therapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Pro Forma Ownership
Note:
PTI ownership consists of 19.0M shares; does not
include milestone payment of 4.25M shares, top-up
consideration of 6.67M shares, and 4.5M shares
reserved for PTI options and warrants
Note:
PTI ownership consists of 23.5M shares; does not
include milestone payment of 4.25M shares and top-up
consideration of up to 6.67M shares
Oracle shares includes exercise of 15.0M warrants
SPAC Founders Shares includes exercise of 0.834M
warrants
PTI Common
Shareholders
50.4%
Oracle Public
Shareholders
39.7%
SPAC Founders Shares
9.9%
PTI Common
Shareholders
40.5%
Oracle Public
Shareholders
51.6%
SPAC Founders Shares
7.9%
Assuming No Exercise of
Oracle or PTI Warrants
Assuming Full Exercise of
Oracle or PTI Warrants